Exhibit 10.8
LOCK-UP AGREEMENT
THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of May 28, 2021, by and between SoFi Technologies, Inc., a Delaware corporation (the “Company”) (formerly known as Social Capital Hedosophia Holdings Corp. V, a Cayman Islands exempted company limited by shares prior to its domestication as a Delaware corporation), and each of SCH Sponsor V LLC, a Cayman Islands limited liability company (“Sponsor”), the Persons set forth on Schedule 1 hereto (the “Sponsor Key Holders”) and certain stockholders of Social Finance, Inc., a Delaware corporation (“SoFi”) set forth on Schedule 2 hereto (such stockholders, the “SoFi Holders”). The Sponsor, the Sponsor Key Holders, the SoFi Holders and any Person who hereafter becomes a party to this Agreement pursuant to Section 2 are referred to herein, individually, as a “Holder” and, collectively, as the “Holders.”
WHEREAS, capitalized terms used but not otherwise defined in this Agreement have the meaning ascribed to such terms in the Agreement and Plan of Merger, dated as of January 7, 2021, by and among the Company, Plutus Merger Sub Inc., and SoFi (as amended and as it may be amended or supplemented from time to time, the “Merger Agreement”).
WHEREAS, in connection with transactions contemplated by the Merger Agreement, and in view of the valuable consideration to be received by the parties thereunder, the Company and each of the Holders desire to enter into this Agreement, pursuant to which the Holders’ Lock-Up Shares shall become subject to limitations on Transfer as set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the Company hereby agrees with each of the Holders as follows:
1.    Definitions. The terms defined in this Section 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:
(a)    “Lock-Up Period” shall mean the period beginning on the Closing Date and ending on the earlier of (i) the date that is 180 days after the Closing Date and (ii) (A) for 33% of the Lock-up Shares held by the Holders and their respective Permitted Transferees, the date on which the last reported sale price of Acquiror Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least thirty (30) days after the Closing Date and (B) for an additional 50% of the Lock-Up Shares held by the Holders and their respective Permitted Transferees (i.e., clauses (A) plus (B) totaling an aggregate of 83% of the Lock-Up Shares held by the Holders and their respective Permitted Transferees), the date on which the last reported sale price of Acquiror Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least thirty (30) days after the Closing Date. For the avoidance of doubt, the Lock-up Period for any Lock-up Shares for which the Lock-up Period has not ended on the date that is 180 days after the Closing Date shall end on such 180th day after the Closing Date.

(b)    “Lock-Up Shares” shall mean with respect to (i) Sponsor, the Sponsor Key Holders and their respective Permitted Transferees, the shares of Acquiror Common Stock held by the such Person immediately following the Closing (other than the PIPE Shares or shares of Acquiror Common Stock acquired in the public market) and (ii) the SoFi Holders and their respective Permitted Transferees, (A) the shares of Acquiror Common Stock held by such Person immediately following the Closing (other than the PIPE Shares or shares of Acquiror Common Stock acquired in the public market) and (B) shares of Acquiror Common Stock issued to directors and officers of the Company upon settlement or exercise of restricted stock units, stock options or other equity awards outstanding as of immediately following the Closing in respect of awards of SoFi outstanding immediately prior to the Closing.
(c)    “Permitted Transferee” shall mean any Person to whom a Holder is permitted to transfer Lock-Up Shares prior to the expiration of the Lock-Up Period pursuant to Section 2(b).
(d)    “PIPE Shares” shall means shares of Acquiror Common Stock purchased in the PIPE Investment.
(e)    “Transfer” shall mean the (i) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii). A “Transfer” does not include the conversion of shares of Acquiror Common Stock into shares of Non-Voting Common Stock, par value $0.0001, of the Company or the conversion of shares of Non-Voting Common Stock into shares of Common Stock; provided that any shares of Non-Voting Common Stock or Common Stock into which any Lock-Up Shares are converted shall continue to be Lock-Up Shares for the duration of the Lock-Up Period.
2.    Lock-Up Provisions.
(a)    Subject to Section 2(b), each Holder agrees that it shall not Transfer any Lock-Up Shares until the end of the applicable Lock-Up Period with respect to such Lock-Up Shares:
(b)    Notwithstanding the provisions set forth in Section 2(a), each Holder or its respective Permitted Transferees may Transfer the Lock-Up Shares during the Lock-Up Period (i) to (A) the Company’s officers or directors, (B) any affiliates or family members of the Company’s officers or directors, (C) any direct or indirect partners, members or equity holders of the Sponsor or Sponsor Key Holders or any related investment funds or vehicles controlled or managed by such Persons or their respective affiliates, or (D) the SoFi Holders or any direct or indirect partners, members or equity holders of the SoFi Holders, any affiliates of the SoFi Holders or any related investment funds or vehicles controlled or managed by such persons or
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entities or their respective affiliates; (ii) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person or entity, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order, divorce settlement, divorce decree or separation agreement; (v) to a nominee or custodian of a Person to whom a Transfer would be permitted under clauses (i) through (iv) above; (vi) to the partners, members or equity holders of such Holder by virtue of the Sponsor’s certificate of incorporation or bylaws, as amended; (vii) in connection with any bona fide mortgage, encumbrance or pledge to a financial institution in connection with any bona fide loan or debt transaction or enforcement thereunder, including foreclosure thereof; (viii) to the Company; (ix) the exercise of stock options, including through a “net” or “cashless” exercise, or receipt of shares upon vesting of restricted stock units granted pursuant to an equity incentive plan; (x) forfeitures of shares of Acquiror Common Stock to satisfy tax withholding requirements upon the vesting of equity-based awards granted pursuant to an equity incentive plan; (xi) in connection with a liquidation, merger, stock exchange, reorganization, tender offer approved by the Board of Directors of the Company or a duly authorized committee thereof or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares Common Stock for cash, securities or other property subsequent to the Closing Date; or (xii) in connection with any legal, regulatory or other order; provided, however, that in the case of clauses (i) through (vi) such Permitted Transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions in this Section 2.
(c)    In order to enforce this Section 2, the Company may impose stop-transfer instructions with respect to the Lock-Up Shares until the end of the Lock-Up Period.
(d)    For the avoidance of doubt, each Holder shall retain all of its rights as a stockholder of the Company with respect to the Lock-Up Shares during the Lock-Up Period, including the right to vote any Lock-Up Shares that such Holders is entitled to vote.
(e)    If any Holder is granted a release or waiver from any lock-up agreement (such holder a “Triggering Holder”) executed in connection with the Closing prior to the expiration of the Lock-up Period, then the undersigned shall also be granted an early release from its obligations hereunder on the same terms and on a pro-rata basis with respect to such number of Lock-Up Shares rounded down to the nearest whole security equal to the product of (i) the total percentage of Lock-Up Shares held by the Triggering Stockholder immediately following the consummation of the Closing that are being released from the lock-up agreement multiplied by (ii) the total number of Lock-Up Shares held by the undersigned immediately following the consummation of the Closing.
(f)    The lock-up provisions in this Section 2 shall supersede the lock-up provisions contained in Section 7(a) of the certain letter agreement, dated as of October 8, 2020, by and among the Company, the Sponsor and certain of the Company’s current and former officers and directors (the “Insider Letter”), which provision in Section 7(a) of the Insider Letter shall be of no further force or effect.
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3.    Miscellaneous.
(a)    Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements executed and performed entirely within such State.
(b)    Consent to Jurisdiction and Service of Process. THE PARTIES TO THIS AGREEMENT SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS LOCATED IN WILMINGTON, DELAWARE OR THE COURTS OF THE UNITED STATES LOCATED IN WILMINGTON, DELAWARE IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH AND BY THIS AGREEMENT WAIVE, AND AGREE NOT TO ASSERT, ANY DEFENSE IN ANY ACTION FOR THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH, THAT THEY ARE NOT SUBJECT THERETO OR THAT SUCH ACTION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS OR THAT THEIR PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM, OR THAT THE VENUE OF THE ACTION IS IMPROPER. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN SECTION 3(H).
(c)    Waiver of Jury Trial. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3(C).
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(d)    Assignment; Third Parties. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement and all obligations of a Holder are personal to such Holder and may not be transferred or delegated at any time. Nothing contained in this Agreement shall be construed to confer upon any person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.
(e)    Specific Performance. Each Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by such Holder, money damages will be inadequate and the Company will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by such Holder in accordance with their specific terms or were otherwise breached. Accordingly, the Company shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by a Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.
(f)    Amendment; Waiver. Upon (i) the approval of a majority of the total number of directors serving on the Board of Directors of the Company who are not nominated or designated pursuant to contractual rights of Holders and (ii) the written consent of the Holders of a majority of the total Lock-Up Shares, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived by the Company, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects a Holder, solely in its capacity as a holder of Lock-Up Shares, shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
(g)    Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto,
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and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
(h)    Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours of the recipient (and otherwise as of the immediately following Business Day), addressed, if to the Company, to: SoFi Technologies, Inc., 234 1st Street, San Francisco, CA 94105, Attn: Investor Relations, email: ir@sofi.org, with a copy, which shall not constitute notice, to SoFi Technologies, Inc., 10701 Parkridge Blvd., Suite 120, Reston, VA 20191, Attn: General Counsel, email: rlavet@sofi.org; and if to any Holder, at such Holder’s address or email address as set forth in the Company’s books and records.
(i)    Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
(j)    Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights, remedies or obligations of the Company or any of the Holders under any other agreement between any of the Holders and the Company, and nothing in any other agreement, certificate or instrument shall limit any of the rights, remedies or obligations of any of the Holders or the Company under this Agreement.
(k)    Several Liability: The liability of any Holder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Holder be liable for any other Holder’s breach of such other Holder’s obligations under this Agreement.
(l)    Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]
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IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

SOFI TECHNOLOGIES, INC.

By:	/s/ Anthony Noto
	Name:	Anthony Noto
	Title:	Chief Executive Officer
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

SCH SPONSOR V LLC

By:	/s/ Chamath Palihapitiya
	Name:	Chamath Palihapitiya
	Title:	Chief Executive Officer
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Jay Parikh
Name:	Jay Parikh
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

SB SONIC HOLDCO (UK) LIMITED

By:	/s/ Adam Westhead
	Name:	Adam Westhead
	Title:	Director
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

SOFTBANK GROUP CAPITAL LIMITED

By:	/s/ Michel Combes
	Name:	Michel Combes
	Title:	Director
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

SILVER LAKE PARTNERS IV, L.P.

By:	Silver Lake Technology Associates IV, L.P., its general partner

By:	SLTA IV (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Michael Bingle
	Name:	Michael Bingle
	Title:	Managing Director

SILVER LAKE TECHNOLOGY INVESTORS IV (DELAWARE II), L.P.

By:	Silver Lake Technology Associates IV, L.P., its general partner

By:	SLTA IV (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Michael Bingle
	Name:	Michael Bingle
	Title:	Managing Director
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

QIA FIG HOLDING LLC

By:	/s/ Ahmad Mohammed Al-Khanji
	Name:	Ahmad Mohammed Al-Khanji
	Title:	Director
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

RED CROW CAPITAL, LLC

By:	/s/ Clay Wilkes
	Name:	Clay Wilkes
	Title:	Individual
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Anthony Noto
Name:	Anthony Noto
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Marie Wilkes
Name:	Marie Wilkes
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Clay Wilkes
Name:	Clay Wilkes
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Christopher Lapointe
Name:	Christopher Lapointe
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Michelle Gill
Name:	Michelle Gill
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Micah Heavener
Name:	Micah Heavener
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Robert Lavet
Name:	Robert Lavet
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Jennifer Nuckles
Name:	Jennifer Nuckles
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Maria Renz
Name:	Maria Renz
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Assaf Ronen
Name:	Assaf Ronen
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Lauren Stafford Webb
Name:	Lauren Stafford Webb
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Aaron Webster
Name:	Aaron Webster
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ William Tanona
Name:	William Tanona
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Anna Avalos
Name:	Anna Avalos
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ G. Thompson Hutton
Name:	G. Thompson Hutton
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Steven Freiberg
Name:	Steven Freiberg
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Clara Liang
Name:	Clara Liang
[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

By:	/s/ Magdalena Yeʂil
Name:	Magdalena Yeʂil
[Signature Page to Lock-Up Agreement]

SCHEDULE 1
SPONSOR KEY HOLDERS
1.    Jay Parikh

SCHEDULE 2
SOFI HOLDERS
1.    SB Sonic Holdco (UK) Limited
2.    SoftBank Group Capital Limited
3.    Silver Lake Partners IV, L.P.
4.    Silver Lake Technology Investors IV (Delaware II), L.P.
5.    QIA FIG Holding LLC
6.    Red Crow Capital, LLC
7.    Anthony Noto
8.    Marie Wilkes and Clay Wilkes
9.    Christopher Lapointe
10.    Michelle Gill
11.    Micah Heavener
12.    Robert Lavet
13.    Jennifer Nuckles
14.    Maria Renz
15.    Assaf Ronen
16.    Lauren Stafford Webb
17.    Aaron Webster
18.    William Tanona
19.    Anna Avalos
20.    G. Thompson Hutton
21.    Steven Freiberg
22.    Clara Liang
23.    Magdalena Yesil